EXHIBIT 99.4

TIME WARNER TELECOM HOLDINGS INC.

OFFER FOR ALL OUTSTANDING

SECOND PRIORITY SENIOR SECURED

FLOATING RATE NOTES DUE 2011

IN EXCHANGE FOR

SECOND PRIORITY SENIOR SECURED

FLOATING RATE NOTES DUE 2011

WHICH HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933, AS AMENDED

July             , 2004

To Our Clients:

Enclosed for your consideration is a prospectus dated                     , 2004 (the “Prospectus”), and the related letter of transmittal (the “Letter of Transmittal”), relating to the offer (the “Exchange Offer”) of Time Warner Telecom Holdings Inc. (the “Issuer”) to exchange their Second Priority Senior Secured Floating Rate Notes due 2011 which have been registered under the Securities Act of 1933, as amended (the “New Notes”), for their outstanding Second Priority Senior Secured Floating Rate Notes due 2011 (the “Old Notes”), upon the terms and subject to the conditions described in the Prospectus and the Letter of Transmittal. The Exchange Offer is being made in order to satisfy certain obligations of the Issuer contained in the Registration Rights Agreement dated February 20, 2004, by and among the Issuer, the Guarantors and the Initial Purchasers referred to therein.

This material is being forwarded to you as the beneficial owner of the Old Notes held by us for your account but not registered in your name. A TENDER OF SUCH OLD NOTES MAY ONLY BE MADE BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS.

Accordingly, we request instructions as to whether you wish us to tender on your behalf the Old Notes held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal.

Your instructions should be forwarded to us as promptly as possible in order to permit us to tender the Old Notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at 5:00 p.m., New York City time, on                     , 2004 unless extended by the Issuer. Any Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date.

Your attention is directed to the following:

1.	The Exchange Offer is for any and all Old Notes.

2.	The Exchange Offer is subject to certain conditions set forth in the Prospectus in the section captioned “The Exchange Offer-Conditions to the Exchange Offer.”

3.	Any transfer taxes incident to the transfer of Old Notes from the holder to the Issuer will be paid by the Issuer, except as otherwise provided in the Instructions in the Letter of Transmittal.

4.	The Exchange Offer expires at 5:00 p.m., New York City time, on , 2004 unless extended by the Issuer.

If you wish to have us tender your Old Notes, please so instruct us by completing, executing and returning to us the instruction form on the back of this letter. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR INFORMATION ONLY AND MAY NOT BE USED DIRECTLY BY YOU TO TENDER OLD NOTES.

INSTRUCTIONS WITH RESPECT TO

THE EXCHANGE OFFER

The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer made by Time Warner Telecom Holdings Inc. with respect to its Old Notes.

This will instruct you to tender the Old Notes held by you for the account of the undersigned, upon and subject to the terms and conditions set forth in the Prospectus and the related Letter of Transmittal.

☐	Please tender the Old Notes held by you for my account as indicated below:

Aggregate Principal Amount

at Maturity of Old Notes

Second Priority Senior Secured Floating Rate Notes due 2011: $

☐	Please do not tender any Old Notes held by you for my account.

Dated:                             , 2004

Signature(s):____________________________________________________________
Print Name(s) here:_______________________________________________________
(Print Address(es)):_______________________________________________________
(Area Code and Telephone Number(s)):________________________________________

(Tax Identification of Social Security Number (s)):________________________________

None of the Old Notes held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all Old Notes held by us for your account.

EXHIBIT 99.4

TIME WARNER TELECOM HOLDINGS INC.

OFFER FOR ALL OUTSTANDING

9 1/4 % SENIOR NOTES DUE 2014

IN EXCHANGE FOR

9 1/4 % SENIOR NOTES DUE 2014

WHICH HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933, AS AMENDED

July     , 2004

To Our Clients:

Enclosed for your consideration is a prospectus dated                     , 2004 (the “Prospectus”), and the related letter of transmittal (the “Letter of Transmittal”), relating to the offer (the “Exchange Offer”) of Time Warner Telecom Holdings Inc. (the “Issuer”) to exchange their 9 1/4 % Senior Notes due 2014 which have been registered under the Securities Act of 1933, as amended (the “New Notes”), for their outstanding 9 1/4% Senior Notes due 2014 (the “Old Notes”), upon the terms and subject to the conditions described in the Prospectus and the Letter of Transmittal. The Exchange Offer is being made in order to satisfy certain obligations of the Issuer contained in the Registration Rights Agreement dated February 20, 2004, by and among the Issuer, the Guarantors and the Initial Purchasers referred to therein.

This material is being forwarded to you as the beneficial owner of the Old Notes held by us for your account but not registered in your name. A TENDER OF SUCH OLD NOTES MAY ONLY BE MADE BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS.

Accordingly, we request instructions as to whether you wish us to tender on your behalf the Old Notes held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal.

Your instructions should be forwarded to us as promptly as possible in order to permit us to tender the Old Notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire at 5:00 p.m., New York City time, on                     , 2004 unless extended by the Issuer. Any Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date.

Your attention is directed to the following:

1.	The Exchange Offer is for any and all Old Notes.

2.	The Exchange Offer is subject to certain conditions set forth in the Prospectus in the section captioned “The Exchange Offer-Conditions to the Exchange Offer.”

3.	Any transfer taxes incident to the transfer of Old Notes from the holder to the Issuer will be paid by the Issuer, except as otherwise provided in the Instructions in the Letter of Transmittal.

4.	The Exchange Offer expires at 5:00 p.m., New York City time, on , 2004 unless extended by the Issuer.

If you wish to have us tender your Old Notes, please so instruct us by completing, executing and returning to us the instruction form on the back of this letter. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR INFORMATION ONLY AND MAY NOT BE USED DIRECTLY BY YOU TO TENDER OLD NOTES.

INSTRUCTIONS WITH RESPECT TO

THE EXCHANGE OFFER

The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer made by Time Warner Telecom Holdings Inc. with respect to its Old Notes.

This will instruct you to tender the Old Notes held by you for the account of the undersigned, upon and subject to the terms and conditions set forth in the Prospectus and the related Letter of Transmittal.

☐	Please tender the Old Notes held by you for my account as indicated below:

Aggregate Principal Amount

at Maturity of Old Notes

9 1/4% Senior Notes due 2014: $

☐	Please do not tender any Old Notes held by you for my account.

Dated:                             , 2004

Signature(s):___________________________________________________________________
Print Name(s) here:_______________________________________________________________
(Print Address(es)):_______________________________________________________________
(Area Code and Telephone Number(s)):________________________________________________

(Tax Identification of Social Security Number (s)):_________________________________________

None of the Old Notes held by us for your account will be tendered unless we receive written instructions from you to do so. Unless a specific contrary instruction is given in the space provided, your signature(s) hereon shall constitute an instruction to us to tender all Old Notes held by us for your account.